PROMISSORY NOTE

$9,000,000                                                          May 31, 1995

         FOR VALUE RECEIVED, the undersigned, Challenger International, Ltd., a Bermuda corporation, Challenger Industries, Inc., a Delaware corporation, Lakefield Arms Limited, an Ontario, Canada corporation, Passive Bullet Traps, Ltd., an Isle of Man corporation, and Passive Bullet Traps, Inc., d/b/a/ Savage Range Systems, a Texas corporation, (collectively, "Maker"), do hereby, jointly and severally, promise to pay to the order of O. F. Mossberg & Sons, Incorporated and Maverick Arms, Inc. (collectively, "Lender"), at its office at 7 Grasso Avenue, North Haven, Connecticut 06473, or at such other place as the holder hereof (including Lender, hereinafter referred to as "Holder") may designate, the principal sum of NINE MILLION AND NO/100 DOLLARS ($9,000,000), together with interest on the unpaid balance of this Note beginning as of the date hereof, before or after maturity or judgment, computed at the per annum rates provided in the next paragraph herein, which rates shall be computed on the basis of a Three Hundred Sixty (360) day year and actual days elapsed, and together with all taxes levied or assessed on this Note or the debt evidenced hereby against the Holder, and together with all costs, expenses and attorneys' and other professional fees incurred in any action to collect this Note or to enforce, defend, protect, preserve, foreclose or realize upon any lien, security interest or other collateral securing this Note or to enforce, foreclose, defend, preserve, protect or sustain any such lien or security interest or guaranty or other agreement or in any litigation or controversy arising from or connected with any of the foregoing.

         The outstanding balance of this Note shall bear interest at a rate equal to: (i) nine percentage points (9%) per annum, beginning on the date hereof and continuing through and including July 31, 1995; (ii) eleven percentage points (11%) per annum, beginning on August 1, 1995 and continuing through and including August 31, 1995; (iii) thirteen percentage points (13%) per annum, beginning on September 1, 1995 and continuing through and including September 31, 1995; and (iv) seventeen percentage points (17%) per annum, beginning on October 1, 1995 and continuing thereafter until this Note is paid in full. Interest shall be compounded, and be payable in arrears, on the Payment Dates (as hereinafter defined).

         Principal, all accrued interest and any other sums due under this Note shall be due and payable on the date of the Closing, as defined in a letter of intent, dated May 23, 1995, between Lender and Challenger International, Ltd. If the Closing does not occur on or before October 31, 1996, then principal, all accrued interest and any other sums due under this Note shall be due and payable as follows: (i) one (l) installment of $4,500,000, plus all accrued interest on October 31, 1995; and (ii) one (1) installment of $4,500,000, together with all accrued interest and any other sums due under this Note, on October 31, 1996. The Closing Date, October 31, 1995 and October 31, 1996, are referred to herein as the "Payment Dates."

         Maker may prepay the indebtedness under this Note in whole or in part at any time and from time to time without the imposition of any prepayment fee.

         Unless applicable law provides otherwise, all payments and prepayments received by Holder under this Note shall, at the option of the Holder, be applied by the Holder in the following order:

                  (a) to the then outstanding charges and expenses incurred by the Holder in enforcing any security granted to the Holder in connection with this Note;

                  (b) to any unpaid and accrued interest on this Note; and then

                  (c) to the outstanding principal indebtedness of the Maker under this Note in favor of the Holder.

         Any and all prepayments of principal shall be credited to the unpaid principal of this Note in the inverse order of maturity, and shall not affect the obligation to pay the regular installments required hereunder until the entire indebtedness has been paid.

         Maker agrees that: (i) if any installment of interest or principal or any other sum due under this Note shall not be paid when it is due and payable; or (ii) upon the occurrence of any Default Event, as defined in a Letter Agreement executed by and among the Maker and the Lender dated the date hereof (the "Letter Agreement"), or (iii) upon the occurrence of any Event of Default, as defined in a Pledge Agreement, dated the date hereof, between the Lender and Challenger International, Ltd., or in a Pledge Agreement, dated the date hereof, between the Lender and Challenger Industries, Inc. (collectively, the "Pledge Agreements"), then, upon the happening of any such event, the entire indebtedness with accrued interest thereon due under this Note shall, at the option of the Holder, accelerate and become immediately due and payable without notice. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of any subsequent event of default.

         Maker agrees that no delay or failure on the part of the holder in exercising any power, privilege, remedy, option or right hereunder shall operate as a waiver thereof or of any other power, privilege, remedy or right; nor shall any single or partial exercise of any power, privilege, remedy, option or right hereunder preclude any other or future exercise thereof or the exercise of any other power, privilege, remedy, option or right. The rights and remedies expressed herein are cumulative, and may be enforced successively, alternatively, or concurrently and are not exclusive of any rights or remedies which holder may or would otherwise have under the provisions of all applicable laws, and under the provisions of all agreements between Maker and the Lender or between any endorser or guarantor and the Lender.

         Notwithstanding any provisions of this Note, it is the understanding and agreement of the Maker and Holder (and any guarantors of Maker's liabilities, if any) that the maximum rate of interest to be paid by the Maker (or guarantors of Maker's liabilities) to the Holder shall not exceed the highest or the maximum rate of interest permissible to be charged by a commercial lender such as Lender to a commercial borrower such as Maker under the laws of the State of Connecticut or any other applicable law. Any amount paid in excess of such rate shall be considered to have been payments in reduction of principal.

         THE MAKER ACKNOWLEDGES THAT THE LOAN EVIDENCED BY THIS NOTE IS A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH HOLDER MAY DESIRE TO USE, AND FURTHER WAIVES ITS RIGHTS TO REQUEST THAT HOLDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT THE MAKER OR ANY ENDORSERS, GUARANTORS OR SURETIES OF THE MAKER'S INDEBTEDNESS HEREUNDER AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY HOLDER. The Maker further, waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations. THE MAKER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY, WITHOUT DURESS AND ONLY AFTER CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS. THE MAKER FURTHER ACKNOWLEDGES THAT LENDER HAS NOT AGREED WITH OR REPRESENTED TO MAKER THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

         This Note and all covenants, agreements and provisions set forth in this Note shall inure to the benefit of Holder and its successors and assigns, including, without limitation, Mossberg Corporation or Bank of Boston Connecticut and any subsequent senior lender of Lender.

         This Note shall be governed by the laws of the State of Connecticut (but not its conflicts of law provisions).

                                                  CHALLENGER INTERNATIONAL, LTD.

                                                  By /s/ Peter G. Leighton
                                                    ---------------------------
                                                    Peter G. Leighton
                                                    Its President and Managing
                                                        Director


                                                  CHALLENGER INDUSTRIES, INC.

                                                  By /s/ Peter G. Leighton
                                                    ---------------------------
                                                    Peter G. Leighton
                                                    Its President


                                                  LAKEFIELD ARMS LIMITED

                                                  By /s/ Peter G. Leighton
                                                    ---------------------------
                                                    Peter G. Leighton
                                                    Its President


                                                  PASSIVE BULLET TRAPS, LTD.

                                                  By /s/ Peter G. Leighton
                                                    ---------------------------
                                                    Peter G. Leighton
                                                    Its Director


                                                  PASSIVE BULLET TRAPS, INC.
                                                  d/b/a SAVAGE RANGE SYSTEMS

                                                  By /s/ Herman Frietsch
                                                    ---------------------------
                                                    Herman Frietsch
                                                    Its Chairman







         The undersigned, O. F. Mossberg & Sons, Incorporated and Maverick Arms, Inc., do hereby endorse that certain $9,000,000.00 promissory note payable to the undersigned by Challenger International, Ltd; Challenger Industries, Inc., Lakefield Arms Limited, Passive Bullet Traps, Ltd. and Passive Bullet Traps, Inc. d/b/a Savage Range Systems as of this 31st day of May, 1995 as follows:

         Pay to the order of Bank of Boston Connecticut.

         O. F. MOSSBERG & SONS, INCORPORATED


         By: /s/ William H. Schoner
            -----------------------------
            William H. Schoner
            Its Vice President

         MAVERICK ARMS, INC.

         By: /s/ William H. Schoner
            -----------------------------
            William H. Schoner
            Its Vice President